UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2020

EDTECHX HOLDINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38687	83-0570234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o IBIS Capital Limited 22 Soho Square London, W1D 4NS United Kingdom
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 207 070 7080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 7, 2020, EdtechX Holdings Acquisition Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the last sale price that the Company’s common stock had to equal or exceed to obtain an additional three months to consummate its initial business combination (the “Extension”). Subsequent to the filing of the Original 8-K, the Company’s financial and tax advisors determined to lower the Company’s estimates for its tax provisions and liabilities. As a result, the price necessary to obtain the Extension was higher than indicated in the Original 8-K. Accordingly, the Company is filing this Amendment to the Original 8-K to provide such revised last sales price. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K and the Company has not updated any information contained therein to reflect any events that have occurred since the date of the Original 8-K.

Item 8.01 Other Events.

As indicated in the final prospectus, dated October 5, 2018, of EdtechX Holdings Acqusition Corp. (“EdtechX”), EdtechX has until 18 months from the consummation of its initial public offering (or April 10, 2020) to consummate an initial business combination (or 21 months from the consummation of the initial public offering (or July 10, 2020) if (i) it has filed proxy solicitation or tender offer materials in compliance with Regulation 14A and Regulation 14E, respectively, of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (“SEC”) relating to a proposed business combination by April 10, 2020 and a business combination has not yet been consummated by such date and (ii) the last sales price of EdtechX’s common stock equals or exceeds the estimated per-share value of the amount in the trust account on April 10, 2020 for any 20 trading days within the 30 trading day period ending on March 10, 2020). EdtechX has determined that the estimated per-share amount in trust on the 18-month anniversary of the consummation of its initial public offering is $10.35. EdtechX filed its preliminary proxy solicitation material with the SEC on January 9, 2020. Accordingly, the last sales price of EdtechX’s common stock must equal or exceed $10.35 for any 20 trading days within the 30 trading day period ending March 10, 2020 for EdtechX to have the additional three months to consummate its initial business combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2020	EDTECHX HOLDINGS ACQUISITION CORP.

	By:	/s/ Benjamin Vedrenne-Cloquet
Benjamin Vedrenne-Cloquet
Chief Executive Officer

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